© 2014 Copyright. National MI Exhibit 99.1 Investor Presentation Week of March 17, 2014 NMI Holdings, Inc. (NMIH)

1 Exhibit 99.1 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward- looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “would,” “should,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. All forward-looking statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause our actual results to differ materially from those expressed in or contemplated by such forward-looking statements. Many risks and uncertainties are inherent in our industry and markets. Others are more specific to our business and operations. These risks and uncertainties include, but are not limited to, those set forth under the heading “Risk Factors” in our most recent Registration Statement on Form S-1, and described from time to time in subsequent reports, filed with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2013, filed on March 12, 2014. Any or all of our forward-looking statements in this presentation may turn out to be inaccurate. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, operating results, business strategy and financial needs. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements including, but not limited to, statements regarding: (1) our status as a new mortgage insurance company; (2) receipt of a certificate of authority to act as a mortgage insurer in Wyoming; (3) retention of our existing certificates of authority in states where we have obtained them and our ability to remain a mortgage insurer in good standing in those states; (4) changes in the business practices of the GSEs, including modifications to their mortgage insurer eligibility requirements or decisions to decrease or discontinue the use of mortgage insurance; (5) our ability to remain a qualified mortgage insurer under the requirements imposed by the GSEs; (6) actions of existing competitors and potential market entry by new competitors; (7) changes to laws and regulations, including changes to the GSEs’ role in the secondary mortgage market or other changes that could affect the residential mortgage industry generally or mortgage insurance in particular; (8) changes in general economic, market and political conditions and policies, interest rates, inflation and investment results or other conditions that affect the housing market or the markets for home mortgages or mortgage insurance; (9) changes in the regulatory environment; (10) our ability to implement our business strategy, including our ability to attract customers, implement successfully and on a timely basis, complex infrastructure, systems, procedures, and internal controls to support our business and regulatory and reporting requirements of the insurance industry; (11) failure of risk management or investment strategy; (12) claims exceeding our reserves or amounts we had expected to experience; (13) failure to develop, maintain and improve necessary information technology systems or the failure of technology providers to perform; (14) ability to recruit, train and retain key personnel; and (15) emergence of claim and coverage issues. All forward-looking statements are necessarily only estimates of future results, and actual results may differ materially from expectations. You are, therefore, cautioned not to place undue reliance on such statements. Any forward-looking statement is qualified in its entirety by reference to the matters discussed in this presentation. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. Cautionary Note Regarding Forward- Looking Statements

2 Exhibit 99.1  Private mortgage insurance company capitalized in 2012 with approximately $500 million • One of seven companies approved as an eligible mortgage insurer by Fannie Mae and Freddie Mac • Licensed in 50 out of 51 jurisdictions where the company applied for a certificate of authority  Wyoming, the final jurisdiction, is awaiting final approval  Significant growth opportunities • Long term growth prospects in first time homebuyer demographic and cyclical improvement in purchase origination market • FHA pullback creating market share opportunity for private MI • Highly favorable underwriting and credit quality environment  Differentiated business model • Clean balance sheet with no legacy liabilities or rescission history and simple organizational structure • Industry leader in underwriting and coverage  First and currently the only MI to underwrite every policy  First MI to offer 12 month rescission relief (when industry standard was 36 months) and currently the only MI to automatically grant 12 month rescission relief on all loans  Initial Public Offering • Completed IPO in November 2013 • Ticker symbol – NMIH  Mid teens targeted return on equity National MI (NMI Holdings, Inc.) Introduction

3 Exhibit 99.1  We have made significant progress since forming the Company  We are only the 2nd mortgage insurer to be GSE approved in the last 20 years  We have several near term targets which will allow us to broadly address the mortgage insurance market Key Accomplishments and Future Milestones April 2012 Raised $550 MM through a 144A equity offering January 2013 Received GSE approvals June 2013 Lenders authorized to deliver loans insured by National MI to Fannie Mae September 2013 Connected to LPS and FiServ April – May 2012 Hired senior management team and began staffing key functions April 2013 Lenders authorized to deliver loans insured by National MI to Freddie Mac Issued first mortgage insurance policies July 2013 Executed risk sharing agreement with Fannie Mae Q4 2013 Successfully completed IPO Completed integration with Ellie Mae Encompass360® Near Term Targets Generate NIW with 2 of the largest National Accounts Receive final state license Continue lender integration

4 Exhibit 99.1 Strong Capital Base Differentiated Product Superior Ease of Use  We believe our approach represents a differentiated and better way to insure mortgages Significant Value Proposition

5 Exhibit 99.1 Strong Capital Base Differentiated Product Superior Ease of Use  Approximately $460 million of available capital (no debt)  No legacy liabilities to influence decisions  No rescission history  Simple corporate structure Well received by National Accounts and GSEs  Our balance sheet is among the strongest in the industry Significant Value Proposition – Capitalization

6 Exhibit 99.1 Strong Capital Base Differentiated Product Superior Ease of Use  Every policy is underwritten individually and automatically covered by 12 month rescission relief • Delegated and non-delegated • Direct retail and correspondent We believe our product: • Delivers clear master policy terms of coverage • Significantly reduces repurchase risk We believe this will lead to capturing a disproportionate market share with National Accounts  NMI’s product offering is being received favorably by our customers Significant Value Proposition – Differentiation

7 Exhibit 99.1 Strong Capital Base Differentiated Product Superior Ease of Use  Modern, custom-developed technology to support the lifecycle of MI policy  Competitive pricing  Clear guidelines  Flexibility to meet clients’ needs We believe this will be a significant competitive advantage  Our technology and focus on customer service will be key to our growth and profitability Significant Value Proposition – Ease of Use

Exhibit 99.1

NationalMI

Focused Sales Effort

Regional Accounts
55 person sales team (targeted to be fully staffed in 1H 2014)
2,000+ lenders
Make MI decision on loans they originate prior to selling to National Accounts
MI Decision ~70% of all MI

Loans originated by Regional Accounts

Sold to National Accounts

National Accounts
5 person sales team (in place)
Approximately 40 of the largest lenders
Do not make MI decision on loans purchased from Regional Accounts
MI Decision ~30% of all MI

- Approval by National Accounts facilitates access to Regional Accounts
- The approximately 40 lenders we have identified as National Accounts purchase ~90% of loans sold by Regional Accounts
- The two largest National Accounts dominate the market
  - ~47% of the correspondent origination market
  - ~25% of the retail origination market

Source: Inside Mortgage Finance (Copyright 2014)

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9 Exhibit 99.1  We have made tremendous progress in our efforts to establish relationships with both regional and national accounts • We have master policies signed with 374 lenders as of February 2014  We expect to begin insuring loans in the correspondent channels of two very large national lenders this month, with the retail channel occurring at the same time or shortly thereafter • Significantly increases our ability to distribute MI to small and medium-sized lenders who regularly sell loans they originate up to these large aggregators Growing Customer Base 3 6 6 7 14 19 24 38 47 50 60 2 4 4 5 11 15 19 30 39 42 54 - 1 4 5 6 10 15 20 26 30 34 - 15 30 45 60 A p r- 1 3 M ay -1 3 Ju n -1 3 Ju l- 1 3 A u g- 1 3 Se p -1 3 O ct -1 3 N o v- 1 3 D ec -1 3 Ja n -1 4 Fe b -1 4 Nu m b e r o f C u st o m e rs Applications Commitments NIW Customers Generating Applications, Commitments and NIW (Cumulative) 17 42 5 68 36 23 46 33 34 17 53 17 59 64 132 168 191 237 270 304 321 374 - 100 200 300 400 A p r- 1 3 M ay -1 3 Ju n -1 3 Ju l- 1 3 A u g- 1 3 Se p -1 3 O ct -1 3 N o v- 1 3 D ec -1 3 Ja n -1 4 Fe b -1 4 Nu m b e r o f C u st o m e rs Newly Issued Cumulative Newly Issued and Cumulative Master Policies 4.0 4.8 4.4 3.6 3.8 8.4 6.2 8.4 12.2 10.4 15.5 - 4 8 12 16 D ec -3 0 Ja n -6 Ja n -1 3 Ja n -2 0 Ja n -2 7 Fe b -3 Fe b -1 0 Fe b -1 7 Fe b -2 4 M ar -3 M ar -1 0 Nu m b e r o f A pp lica ti on s Average Daily Applications Average Daily Applications Received

10 Exhibit 99.1 Portfolio Review as of December 31, 2013 70% 29% 1% >= 740 680 - 739 620 - 679 Primary Risk-In-Force by FICO Score Pool Total 81% 16% 3% >= 740 680 - 739 620 - 679 78% 20% 2% >= 740 680 - 739 620 - 679 1% 46% 41% 12% > 95% 90% - 95% 85% - 90% 80% - 85% <= 80% Primary Risk-In-Force by LTV Pool Total 100% > 95% 90% - 95% 85% - 90% 80% - 85% <= 80% 0% 13% 12% 3% 72% > 95% 90% - 95% 85% - 90% 80% - 85% <= 80%

Exhibit 99.1

National MI

Fannie Mae Pool Transaction

- National MI entered into a risk sharing transaction with Fannie Mae for a pool of high quality loans
  - Full documentation, 764 credit score, 77% weighted average LTV loans
  - All loans were current and had no history of delinquency at the time of the transaction
- Opportunistic transaction that allowed us to deploy a portion of our capital as we launch our traditional flow business strategy
- We expect to earn approximately $20 MM in premiums and to have no losses in excess of the Fannie Mae deductible

Risk Sharing Structure


75.4% Fannie Mae stop loss
1.4% National MI risk-in-force
0.2% Fannie Mae deductible
23.0% Homeowner's equity
Risk

Characteristic	Initial Pool Overview
Initial unpaid loan balance	$5.2 B
Loan count	~22,000
Loan-to-value	70% - 80% (77% weighted average)
Loan vintage	2Q12 – 4Q12
Average credit score	764 (at origination)
Documentation	Full
Loan type	Conventional, fully amortizing, 30-year fixed rate
Fannie Mae deductible	0.2% ($10.3 MM)
Aggregate loss limit	2.0% ($103.4 MM, including deductible)
Net risk-in-force	$93.1 MM
Monthly premium rate	0.0092% ($5.7 MM annual premium*)
Expected Persistency	Approximately 80%

*Based on initial mortgage balance

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12 Exhibit 99.1 Financial Results (NMI Holdings, Inc. – Consolidated) Quarter Ended Year Ended (Dollars in Thousands, except per share amounts) Net premiums written 3,058$ 3,541$ Revenues Net premiums earned 1,612 2,095 Net investment income 1,472 4,808 Net realized investment gains 14 186 Loss from change in fair value of warrant liability (918) (1,529) Total Revenues 2,180 5,560 Expenses Insurance claims and claims expenses, net - - Amortization of deferred policy acquisition costs 1 1 Other underwriting and operating expenses 15,263 60,743 Total Expenses 15,264 60,744 Net Loss (13,084)$ (55,184)$ Loss Per Share (0.23)$ (0.99)$ December 31, 2013

13 Exhibit 99.1 Solid Balance Sheet (NMI Holdings, Inc. – Consolidated) 47% 23% 16% 12% 2% Corporate debt U.S. government Asset-backed Cash and equivalents Municipals 15% 31% 54% AAA AA A Investment Portfolio as of December 31, 2013 Balance Sheet as of December 31, 2013 (Dollars in Thousands, except per share amounts) Assets Investment securities 409,088$ Cash and cash equivalents 55,929 Deferred policy acquisition costs, net 90 Goodwill and other intangible assets 3,634 Software and equipment, net 8,876 Other assets 3,602 Total Assets 481,219$ Liabilities Unearned premiums 1,446$ Accounts payable and accrued expenses 10,052 Warrant liability 6,371 Other liabilities 133 Total Liabilities 18,002 Stockholders' Equity 463,217 Total Liabilities and Stockholders' Equity 481,219$ Book Value Per Share 7.98$

14 Exhibit 99.1  Private mortgage insurance company capitalized in 2012 with approximately $500 million • One of seven companies approved as an eligible mortgage insurer by Fannie Mae and Freddie Mac • Licensed in 50 out of 51 jurisdictions where the company applied for a certificate of authority  Wyoming, the final jurisdiction, is awaiting final approval  Significant growth opportunities • Long term growth prospects in first time homebuyer demographic and cyclical improvement in purchase origination market • FHA pullback creating market share opportunity for private MI • Highly favorable underwriting and credit quality environment  Differentiated business model • Clean balance sheet with no legacy liabilities or rescission history and simple organizational structure • Industry leader in underwriting and coverage  First and currently the only MI to underwrite every policy  First MI to offer 12 month rescission relief (when industry standard was 36 months) and currently the only MI to automatically grant 12 month rescission relief on all loans  Initial Public Offering • Completed IPO in November 2013 • Ticker symbol – NMIH  Mid teens targeted return on equity Conclusion